UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 27, 2018

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6435

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 27, 2018, CCUR Holdings, Inc. (the “Company”) issued a press release announcing that its stock will commence trading on the OTCQB Market as of the open of business on March 27, 2018. As previously announced on March 26, 2018, the Company’s trading on The Nasdaq Stock Market will be suspended as of the open of business on March 27, 2018.

A copy of the press release referenced herein is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated March 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2018

CCUR Holdings, Inc.

(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer